UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 4, 2009

BIOSTAR PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-147363 (Commission File Number)	20-5101287 (IRS Employer Identification No.)

No. 588 Shiji Avenue, Xiangyang City, Shaanxi Province, The People’s Republic of China (Address of principal executive offices)	712046 (Zip Code)

Registrant’s telephone number, including area code: 86-029-33686638

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 4 and November 6, 2009, Biostar Pharmaceuticals, Inc. (the “Company”) issued press releases annexed as Exhibit 99.1 and 99.2 hereto.

On November 9, 2009, the Company issued a press release announcing a conference call to discuss its 2009 third quarter performance at 9:30 a.m. ET on Thursday, November 12, 2009.  A copy of the press release is annexed as Exhibit 99.3 hereto.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1 Press Release, November 4, 2009, issued by Biostar Pharmaceuticals, Inc.
99.2 Press Release, November 6, 2009, issued by Biostar Pharmaceuticals, Inc.
99.3 Press Release, November 9, 2009, issued by Biostar Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAR PHARMACEUTICALS, INC.
Dated: November 9, 2009
By:  /s/ Elaine Zhao
Name: Elaine Zhao
Title:   Chief Financial Officer